[Delicious Brands, Inc. letterhead]


                                                                   Exhibit 10.53




October 9, 1998


American Pacific Financial Corporation
225 West Hospitality Lane
Suite 201
San Bernadino, California 92408

Reference is made to the promissory note as amended, dated April 3, 1998 (the "Note") of the Delicious Frookie Company, Inc. ("Borrower") in the principal amount of $4,600,000 in favor of American Pacific Financial Corporation.

Noteholder hereby agrees that the Note is hereby amended by deleting the words "October 16, 1998" in the second sentence of the second paragraph of Section 1 of the Note and replacing such words with the following: "November 16, 1998".


DELICIOUS BRANDS, INC.


By: /s/ Jeffry W. Weiner
   ---------------------------
Name:  Jeffry W. Weiner
       -----------------------
Title: Chief Financial Officer
       -----------------------




Agreed and accepted as of the
dated first written above:


AMERICAN PACIFIC FINANCIAL CORPORATION


By: /s/ Larry R. Polhill
   ---------------------------
Name:  Larry R. Polhill
       -----------------------
Title: President
       -----------------------